                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                      The Enterprise Group of Funds, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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     previously. Identify the previous filing by registration statement number,
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

[Enterprise Group of Funds LOGO]
--------------------------------------------------------------------------------

November 27, 2000

Dear Fellow Shareholder:

     We are pleased to enclose an information statement about changes to two funds of The Enterprise Group of Funds, Inc.: the Global Financial Services Fund and the Managed Fund (the "Funds"). The first concerns a change in ownership of Sanford C. Bernstein & Co., Inc. ("Bernstein Inc."), a Fund Manager for the Funds. The second change concerns a new co-Fund Manager for the Managed Fund:
Wellington Management Company, LLP ("Wellington Management").

     On October 2, 2000, Bernstein Inc. was acquired by Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership that is indirectly controlled by AXA Financial, Inc., a leading financial services organization. As a result of this change in ownership, the Fund Manager agreements among the Funds, Bernstein Inc. and Enterprise Capital Management, Inc. terminated automatically as a matter of law. The Board of Directors, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved new Fund Manager agreements with Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), an indirect wholly-owned subsidiary of Alliance Capital, which were effective as of October 2, 2000.

     Effective January 1, 2001, the Board of Directors of The Enterprise Group of Funds, Inc. has named Wellington Management co-Fund Manager of the Managed Fund. As of September 30, 2000, Wellington Management had over $250 billion in assets under management. Wellington Management joins Bernstein LLC as a co-Fund Manager of the Managed Fund.

     In selecting Wellington Management as co-Fund Manager, consideration was given to, among other factors, Wellington Management's investment management acumen and style in conjunction with the investment objectives of the Managed Fund. There will be no change in the Managed Fund's investment objective. However, Wellington Management's investment style is distinct and will result in modification of investment strategies. Investment decisions at Wellington Management are generally made on a bottom-up basis, with managers relying heavily on proprietary fundamental research provided by a team of global industry analysts, as well as a number of other analytical inputs. The Wellington Management research process focuses on the early recognition of change, the identification of successful companies and the disciplines required for making valuation judgments.

     The management fees paid by the Funds to Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment advisor to the Funds, will not change as a result of the new Fund Manager agreements. The terms of the new Fund Manager agreement with Bernstein LLC are substantially identical to the terms of the prior agreements. The management fees paid to and the services provided by Bernstein LLC will not change. Under the new Fund Manager agreement with Wellington Management, the services provided by Wellington Management will be the same as under the agreement with the prior co-Fund Manager of the Managed Fund, OpCap Advisors; however, the management fees paid by Enterprise Capital to Wellington Management will likely be less than the management fees paid to OpCap.

     We encourage you to read the attached information statement, which more fully describes the acquisition of Bernstein and the Board of Directors' approval of the new Fund Manager agreements. The Enterprise Group of Funds, Inc. looks forward to working with Bernstein LLC and Wellington Management to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         GLOBAL FINANCIAL SERVICES FUND
                                  MANAGED FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                                  PRELIMINARY
                             INFORMATION STATEMENT
                             ---------------------

     We are providing this information statement to the shareholders of The Enterprise Group of Funds, Inc. Global Financial Services Fund and Managed Fund (collectively, the "Funds") in lieu of a proxy statement, pursuant to the terms of an exemptive order that The Enterprise Group of Funds, Inc. ("EGF") has received from the Securities and Exchange Commission (the "SEC"). The order permits EGF's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new Fund Managers (defined below) and to make changes to existing Fund Manager contracts with the approval of EGF's Board of Directors, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about November 27, 2000. As
of           , 2000, there were                shares outstanding of the Global
Financial Services Fund, and there were                shares outstanding of the
Managed Fund. The cost of this information statement will be paid by Sanford C. Bernstein & Co., LLC.

THE FUNDS

     The Funds are investment portfolios of EGF, a Maryland corporation. EGF entered into an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible to select, subject to the review and approval by the Board of Directors, one or more subadvisers (the "Fund Managers") to manage each investment portfolio of EGF. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Fund Managers on an ongoing basis, and to recommend to the Board of Directors changes to the roster of Fund Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EGF, except those operations contracted to EGF's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EGF, from which Enterprise Capital pays all fees due to the Fund Managers. The investment portfolios of EGF, therefore, pay no fees directly to the Fund Managers.

     Enterprise Capital recommends Fund Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Fund Manager, and Enterprise Capital does not expect to recommend frequent changes of Fund Managers.

     The Fund Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the

Board, the Fund Manager, or its affiliated broker-dealer, may execute transactions for the Funds and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

CHANGE IN OWNERSHIP OF SANFORD C. BERNSTEIN & CO., INC.

THE FUND MANAGER'S AGREEMENTS

     Sanford C. Bernstein & Co., Inc. ("Bernstein Inc.") has served as Fund Manager to the Global Financial Services Fund since October 1, 1998, pursuant to a Fund Manager's Agreement (the "Previous Global Financial Services Fund Agreement"). Since November 1, 1999, Bernstein Inc. has also served as one of two Fund Managers for the Managed Fund pursuant to a Fund Manager's Agreement (the "Previous Managed Fund Agreement"). Bernstein Inc. was wholly-owned by Sanford C. Bernstein, Inc. ("Sanford C. Bernstein").

     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On October 2, 2000, Alliance Capital Management L.P. ("Alliance Capital") acquired all assets and liabilities of the operating subsidiaries of Sanford C. Bernstein, the parent of Bernstein Inc. This acquisition effectively terminated the Previous Global Financial Services Agreement and the Previous Managed Fund Agreement. The Board of Directors of EGF approved new Fund Manager's Agreements with Sanford C. Bernstein & Co. LLC ("Bernstein LLC"), on September 12, 2000 (the "New Agreements").

GLOBAL FINANCIAL SERVICES FUND

     Under the Adviser's Agreement, the Global Financial Services Fund pays per year to Enterprise Capital a management fee equal to 0.85% of its average daily net assets. From this amount, under the Previous Global Financial Services Fund Agreement, Enterprise Capital paid to Bernstein Inc. fees per year equal to 0.50% of the first $100,000,000 of assets under management; 0.40% for assets under management from $100,000,000 to $300,000,000; and 0.30% for assets under management over $300,000,000. For the fiscal year ended December 31, 1999, the Global Financial Services Fund paid to Enterprise Capital management fees in the amount of $110,325 of which Enterprise Capital paid $64,897 to Bernstein Inc.

MANAGED FUND

     Also under the Adviser's Agreement, the Managed Fund pays to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Agreement, Enterprise Capital paid per year to Bernstein Inc. fees equal to 0.40% of assets under management up to $10,000,000;
0.30 % for the next $40,000,000 of assets under management; 0.20% per year for the next $50,000,000 of assets under management; and 0.10% per year for assets under management in excess of $100,000,000. For the fiscal year ended December 31, 1999, the Managed Fund paid to Enterprise Capital management fees in the amount of $3,122,484 of which Enterprise Capital paid $33,441 to Bernstein Inc.

THE NEW AGREEMENTS

     The fees will not change under the New Agreements, which are identical in all material respects to the Previous Global Financial Services Fund Agreement and the Previous Managed Fund Agreement. The forms of the New Agreements are attached to this Information Statement as Exhibit A.

THE BOARD OF DIRECTORS' DECISION

     In approving the New Agreements, the Board of Directors considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Agreements are identical in all material respects to those of the Previous Global Financial Service Fund Agreement and the Managed Fund Agreement, (ii) the change in control of Bernstein Inc. does not affect its personnel or operations, (iii) the performance of the Funds since Bernstein Inc. became Fund Manager for the Funds, (iv) the nature and quality of services rendered by Bernstein Inc., and (v) the New Agreements would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of their review of the New Agreements and relevant information, the Board concluded that the New Agreements were fair, reasonable and in the best interests of the shareholders of the Funds. Accordingly, the Board of Directors, including the non-interested Directors, unanimously approved the New Agreements.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EGF. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EGF's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust ("EAT"). The Managed Portfolio of EAT has an identical investment objective to the Managed Fund. EAT does not have a portfolio with an identical investment objective to the Global Financial Services Fund.

INFORMATION ABOUT BERNSTEIN LLC

     The following is a description of Bernstein LLC, which is based on information provided by Bernstein LLC. Bernstein LLC is not affiliated with Enterprise Capital or EGF other than by reason of serving as Fund Manager to one or more investment portfolios of EGF.

     Bernstein LLC, an indirect wholly-owned subsidiary of Alliance Capital, is located at 767 Fifth Avenue, New York, New York, 10153 and serves as the Fund Manager of the Global Financial Services Fund, as well as the Managed Fund's Co-Fund Manager. With the investment management assistance of the new Bernstein Investment Research and Management Unit (the "Bernstein Unit") of Alliance Capital, Bernstein LLC now provides investment advisory services to the Funds. The Bernstein Unit continues the investment research and management business of Bernstein Inc., and the investment professionals of Bernstein Inc. who managed the Funds prior to October 2, 2000 continue to manage the Funds through the Bernstein Unit. Bernstein Inc. has provided investment counseling services since 1967. As of June 30, 2000, Bernstein Inc.'s total assets under management were approximately $82.7 billion.

     Andrew S. Adelson chairs the Bernstein Unit's International Value Equity Policy Group, which conducts the day-to-day management of the Global Financial Services Fund. Mr. Adelson is the Chief Investment Officer of International Value Equities -- Bernstein Unit and an Executive Vice President at Alliance Capital since October 2000 and prior to that was the Chief Investment Officer of International Investment Management Services at Bernstein Inc. since 1990.

     Steven Pisarkiewicz chairs the Bernstein Unit's Structured Equities Investment Policy Group, which conducts day-to-day co-management of the Managed Fund together with OpCap Advisors. He has 15 years of experience in the investment industry and joined Bernstein Inc. in 1989. Mr. Pisarkiewicz also has served as the Chief Investment Officer of the Bernstein Unit's Structured Equity Services since October 2, 2000 and prior to that at Bernstein Inc. since 1998. He previously served as Managing Director of Institutional Services from 1991-97 and as Senior Portfolio Manager for Bernstein Inc.'s US Equity investment group from 1997-98.

     Bernstein LLC also serves as investment adviser to other investment companies having similar objectives to the Managed Fund as indicated in Exhibit B.

INFORMATION ABOUT ALLIANCE CAPITAL

     The following is a description of Alliance Capital, which is based on information provided by Alliance Capital. Alliance Capital is not affiliated with Enterprise Capital or the Funds other than by reason of Bernstein LLC serving as a Fund Manager.

     Alliance Capital is a leading global investment management firm best known for its growth style of equity investing. Assets under management of Alliance Capital as of June 30, 2000 totaled $388 billion. Alliance Capital manages retirement assets for many of the largest public and private employee benefit plans (including 28 of the U.S. Fortune 100 companies), for public employee retirement funds in 31 out of 50 states, and the foundations, endowments, banks and insurance companies worldwide. Alliance Capital is also one of America's largest mutual fund sponsors.

     At October 2, 2000, Alliance Capital Management Holding L.P., ("Alliance Holding") owned approximately 30% of the units of limited partnership interests in Alliance Capital. AXA Financial Inc. owns approximately 2% of the outstanding Alliance Holding limited partnership units and approximately 52% of the outstanding Alliance Capital units, amounting to an approximate 53% economic interest in Alliance Capital. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXA Financial, Inc.

     Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital and Alliance Holding and makes all decisions relating to the management of Alliance Capital and Alliance Holding. ACMC has agreed that it will conduct no business other than managing Alliance Capital and Alliance Holding, although it may make certain investments for its own account.

INFORMATION ABOUT BROKERAGE TRANSACTIONS

     Bernstein LLC is a registered broker-dealer and is affiliated with one or more registered broker-dealers. From time to time, a portion of the brokerage transactions of the Global Financial Services Fund and the Managed Fund may be conducted with such broker-dealers, subject to policies established by EGF's Board to ensure that all brokerage commissions paid to such broker-dealers by the Global Financial Services Fund and the Managed Fund are fair and reasonable. For the fiscal year ended December 31, 1999, EGF paid $2,928 in brokerage commissions with respect to the Global Financial Services Fund to affiliated broker-dealers of Bernstein Inc., and paid $152,448 in brokerage commissions with respect to the Managed Fund to affiliated broker-dealers of Bernstein Inc.

WELLINGTON MANAGEMENT COMPANY, LLP TO CO-MANAGE THE MANAGED FUND

DECISION OF THE BOARD OF DIRECTORS

     At a meeting held on November 16, 2000, the Board of Directors of EGF, including a majority of the non-interested directors, approved Enterprise Capital's recommendation to replace OpCap Advisors ("OpCap") with a new co-Fund Manager of the Managed Fund. Accordingly, the Board approved a Fund Manager Agreement with Wellington Management (the "Wellington Management Agreement"). The Board's decision to replace OpCap was based on performance and divergent investment strategies. In approving the Wellington Management Agreement, the Board considered a number of factors, including , but not limited to: (i) the performance of the Managed Fund since it commenced operations; (ii) the nature and quality of the services expected to be rendered to the Managed Fund by the co-Fund Managers; (iii) that the material terms of the Fund Manager Agreement will be unchanged under the Wellington Management Agreement; (iv) the history, reputation, qualification and background of Wellington Management, as well as the qualifications of its personnel. The Board considered these factors to be of equal weight and importance.

     Enterprise Capital made the recommendation to engage Wellington Management in the ordinary course of its ongoing evaluation of Fund Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style and long-term performance record. Enterprise Capital believes that Wellington Management's management style is appropriately suited to the Managed Fund.

THE FUND MANAGER AGREEMENT

     OpCap served as co-Fund Manager of the Managed Fund, pursuant to a Fund Manager Agreement dated May 5, 2000 (the "OpCap Agreement"). Under the OpCap Agreement, the Managed Fund paid to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the OpCap Agreement, Enterprise Capital paid to OpCap fees equal to 0.40% of average daily net assets up to $100,000,000 and 0.30% for assets in excess of $100,000,000. Under the Wellington Management Agreement, Enterprise Capital will pay to Wellington Management fees equal to 0.35% for assets under management up to $100,000,000 and 0.30% for assets in excess of $100,000,000.

     For the fiscal year ended December 31, 1999, the Managed Fund paid to Enterprise Capital management fees in the amount of $3,122,484, of which Enterprise Capital paid $1,247,563 to OpCap. If the Wellington Management Agreement had been in effect for 1999, the fee paid by Enterprise Capital to Wellington Management would have been lower.

     The other material terms of the Wellington Management Agreement are identical in form to the OpCap Agreement. The form of the Wellington Management Agreement is attached to this Information Statement as Exhibit C.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Information about Enterprise Capital can be found on page 3 of this Information Statement.

INFORMATION ABOUT WELLINGTON MANAGEMENT

     The following is a description of Wellington Management, which is based on information provided by Wellington Management. Wellington Management is not affiliated with Enterprise Capital or The Enterprise Group of Funds, Inc. other than by reason of serving as co-Fund Manager of the Managed Fund.

     Wellington Management's principal offices are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a Massachusetts limited liability partnership owned entirely by 62 general partners, all of whom are full-time professional members of the firm. It has provided investment counseling since 1928. Wellington Management had assets under management for all clients as of September 30, 2000 of over $250 billion. The usual minimum for separate account investment is generally $10 to 50 million. James Rullo, a partner of Wellington Management, is responsible for day-to-day management of the Fund. Investment decisions at Wellington Management are generally made on a bottom-up basis, with managers relying heavily on proprietary fundamental research provided by a team of global industry analysts, as well as a number of other analytical inputs. The Wellington Management research process focuses on the early recognition of change, the identification of successful companies and the disciplines required for making valuation judgments.

     Wellington Management currently does not serve as investment adviser to other investment companies having similar objectives to the Managed Fund.

ADDITIONAL INFORMATION

     To the knowledge of EGF, as of November 27, 2000, no person beneficially owned more than 5% of the outstanding shares of the Global Financial Services Fund or the Managed Fund. EGF is not required to hold annual meetings of shareholders; therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of shareholders must be received by the EGF a reasonable time before the proxy statement is mailed. Whether a shareholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of EGF's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320, or writing to Enterprise Capital at the above address.

                                          By Order of the Board of Directors,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                         GLOBAL FINANCIAL SERVICES FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 2nd day of October, 2000, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Sanford C. Bernstein & Co., LLC, a Delaware limited liability company (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of July 1, 1999 with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund (the "Portfolios"), and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the Portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Global Financial Services Portfolio of the Fund (the "Global Fund") securities investment advisory services for the Global Fund.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Global Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Global Fund advice with respect to the investment and reinvestment of the assets of the Global Fund, or such portion of the assets of the Global Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Global Fund which are set forth in the Fund's most recent Registration Statement. The Fund Manager may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of the Fund Manager, subject to the Fund Manager retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith.

          (3) The Fund Manager shall perform a monthly reconciliation of the Global Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the Portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the Portfolios.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolios.

          (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.042 of 1% of the average of the daily closing net asset value of the Global Fund managed by the Fund Manager during such month (that is, 0.50 of 1% per year) for the first $100,000,000 of assets under management; a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Global Fund during such month (that is, 0.40% per year) for assets from $100,000,000 to $300,000,000; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Global Fund during such month (that is, 0.30 of 1% per year) for assets over $300,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Global Fund shares.

          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Global Fund or the Adviser or to any shareholder or shareholders of the Fund, the Global Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager and affiliated persons of the Fund Manager who are responsible for investing assets of the Global Fund from taking, at any time, a short position in any shares of any holdings of the Global Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Global Fund transactions insofar as such transactions may relate to the Fund Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Global Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Global Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Global Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Global Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Global Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the Portfolios.

          In lieu of selecting broker-dealers to execute transactions in domestic equities for the Global Fund, the Fund Manager may execute such transactions for the Global Fund provided that it "steps-out" such transactions to the broker-dealers selected by the Fund Manager. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Fund Manager to provide the Global Fund with the benefit of the Fund Manager's execution capabilities at no additional charge and then transfer or "step-out" the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Fund Manager. In connection with a step-out, transaction charges shall be paid by the Global Fund to the broker-dealers selected by the Fund Manager and not to the Fund Manager.

          In addition to selecting brokers or dealers to execute transactions for the Global Fund, the Fund Manager may, subject to obtaining best execution, also act as a broker for the Global Fund from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Fund Manager must obtain the Fund's and the Adviser's consent to effect agency cross transactions for the Global Fund, which consent is hereby granted. The Fund Manager represents, warrants and covenants that all agency cross transactions for the Global Fund will be effected by the Fund Manager strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940. An agency cross transaction is where the Fund Manager purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Fund Manager will not effect agency cross transactions between two managed accounts, that is, the Fund Manager will only effect an agency cross transaction for the Global Fund with a non-managed account. When the Fund Manager crosses transactions in connection with a step-out, the Fund Manager will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Global Fund. In an agency cross transaction where the Fund Manager acts as broker for Global Fund, the Fund Manager receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Fund Manager believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE FUND OR THE ADVISER MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE FUND MANAGER AT ANY TIME.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until Oct. 2, 2002 and from year to year thereafter if its continuance after said date:

     (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:


by the Fund Manager:                     Sanford C. Bernstein & Co., LLC
                                         767 Fifth Avenue
                                         New York, NY 10153-0185
by the Adviser:                          Enterprise Capital Management, Inc.
                                         3343 Peachtree Road, N.E., Suite 450
                                         Atlanta, GA 30326-1022
by the Fund:                             The Enterprise Group of Funds, Inc. c/o
                                         Enterprise Capital Management, Inc.
                                         3343 Peachtree Road, N.E., Suite 450
                                         Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Global Fund.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                      THE ENTERPRISE GROUP OF FUNDS, INC.

ATTEST:           /s/ CATHERINE R. MCCLELLAN                By:               /s/ VICTOR UGOLYN
       ------------------------------------------------     --------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                      ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:           /s/ CATHERINE R. MCCLELLAN                By:                /s/ VICTOR UGOLYN
       ------------------------------------------------     --------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                      SANFORD C. BERNSTEIN & CO., LLC

ATTEST:                                                     By:               /s/ JEAN MARGO REID
       ------------------------------------------------     --------------------------------------------------
                       Secretary

                                  MANAGED FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 2nd day of October, 2000, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Sanford C. Bernstein & Co., LLC, a Delaware limited liability company (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Managed Fund of the Fund (the "Managed Fund") securities investment advisory services for the Managed Fund.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Managed Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Managed Fund advice with respect to the investment and reinvestment of the assets of the Managed Fund, or such portion of the assets of the Managed Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Fund which are set forth in the Fund's most recent Registration Statement. The Fund Manager may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of the Fund Manager, subject to the Fund Manager retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith.

          (3) The Fund Manager shall perform a monthly reconciliation of the Managed Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

          (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Fund managed by the Fund Manager during such month (that is, 0.40 of 1% per year) for the first $10,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is, 0.30 of 1% per year) for the next $40,000,000 of assets under management (up to $50,000,000); and a sum equal to
     0.0166667 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.20 of 1% per year) for the next $50,000,000 of assets under management (up to $100,000,000); and a sum equal to 0.0083333 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.10% per year) for assets under management over $100,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Managed Fund shares.

          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Managed Fund or the Adviser or to any shareholder or shareholders of the Fund, the Managed Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager and affiliated persons of the Fund Manager who are responsible for investing assets of the Managed Fund from taking, at any time, a short position in any shares of any holdings of the Managed Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Fund transactions insofar as such transactions may relate to the Fund Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Managed Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Managed Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

          In lieu of selecting broker-dealers to execute transactions for the Managed Fund, the Fund Manager may execute such transactions for the Managed Fund provided that it "steps-out" such transactions to the broker-dealers selected by the Fund Manager. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Fund Manager to provide the Managed Fund with the benefit of the Fund Manager's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Fund Manager. In connection with a step-out, transaction charges shall be paid by the Managed Fund to the broker-dealers selected by the Fund Manager and not to the Fund Manager.

          In addition to selecting brokers or dealers to execute transactions for the Managed Fund, the Fund Manager may, subject to obtaining best execution, also act as a broker for the Managed Fund from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Fund Manager must obtain the Fund's and the Adviser's consent to effect agency cross transactions for the Managed Fund, which consent is hereby granted. The Fund Manager represents, warrants and covenants that all agency cross transactions for the Managed Fund will be effected by the Fund Manager strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940. An agency cross transaction is where the Fund Manager purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Fund Manager will only effect an agency cross transaction for the Managed Fund with a non-managed account. When the Fund Manager crosses transactions in connection with a step-out, the Fund Manager will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Managed Fund. In an agency cross transaction where the Fund Manager acts as broker for the Managed Fund, the Fund Manager receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Fund Manager believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE FUND OR THE ADVISER MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE FUND MANAGER AT ANY TIME.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15
     (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until Oct 2, 2002 and from year to year thereafter if its continuance after said date:

     (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:                       Sanford C. Bernstein & Co., LLC
                                           767 Fifth Avenue
                                           New York, NY 10153-0185
by the Adviser:                            Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022
by the Fund:                               The Enterprise Group of Funds, Inc.
                                           c/o Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Managed Fund.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                      ENTERPRISE GROUP OF FUNDS, INC.

ATTEST: /s/ CATHERINE R. MCCLELLAN                          By: /s/ VICTOR UGOLYN
       ----------------------------------------------          --------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                      ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST: /s/ CATHERINE R. MCCLELLAN                          By: /s/ VICTOR UGOLYN
       ----------------------------------------------          --------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                      SANFORD C. BERNSTEIN & CO., LLC

ATTEST:                                                     By: /s/ JEAN MARGO REID
       ----------------------------------------------          --------------------------------------------------
                                                            Name: Jean Margo Reid
                                                            -----------------------------------------------------
       Title:                                               Title: Senior Vice President
             ----------------------------------------       -----------------------------------------------------

                                  MANAGED FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

     THIS AGREEMENT, made the                day of           , 2000, is among
The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership, (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Managed Fund of the Fund (the "Managed Fund") securities investment advisory services for the Managed Fund.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Managed Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Managed Fund advice with respect to the investment and reinvestment of the assets of the Managed Fund, or such portion of the assets of the Managed Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Fund which are set forth in the Fund's most recent Registration Statement.

          (3) The Fund Manager shall perform a monthly reconciliation of the Managed Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

          (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.029166 of 1% of the average of the daily closing net asset value of the Managed Fund managed by the Fund Manager during such month (that is, 0.35 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is, 0.30 of 1% per year) for assets under management over $100,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Managed Fund shares.

          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Managed Fund or the Adviser or to any shareholder or shareholders of the Fund, the Managed Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Managed Fund from taking, at any time, a short position in any shares of any holdings of the Managed Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Fund transactions insofar as such transactions may relate to the Fund Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Managed Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Managed Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15
     (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

     The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:                       Wellington Management Company, LLP
                                           75 State Street
                                           Boston, MA 02109-1807
by the Adviser:                            Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022
by the Fund:                               The Enterprise Group of Funds, Inc.
                                           c/o Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Managed Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                        THE ENTERPRISE GROUP OF FUNDS, INC.

ATTEST:                                                       By:
       --------------------------------------------              ------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                         ENTERPRISE CAPITAL
                                                               MANAGEMENT, INC.

ATTEST:                                                        By:
       --------------------------------------------               ------------------------------------------------
                       Secretary                                      Victor Ugolyn, Chairman, President
                                                                          and Chief Executive Officer


(SEAL)                                                        WELLINGTON MANAGEMENT COMPANY, LLP

ATTEST:                                                       By:
       ---------------------------------------------             ------------------------------------------------
       Title:                                                 Name:
             ---------------------------------------               ----------------------------------------------
                                                              Title:
                                                                    ---------------------------------------------

                                                                       EXHIBIT B

     Bernstein LLC manages assets for the following funds or portfolios of series funds with similar investment objectives to the Managed Fund:

Managed Portfolio of Enterprise Accumulation Trust

     Bernstein LLC is one of two sub-advisers for the Managed Portfolio, a portfolio of the Enterprise Accumulation Trust. Shares of the Managed Portfolio are sold only as the underlying investment for variable annuity contracts issued by MONY Life Insurance Company of America. The approximate value of the portfolio managed by Bernstein LLC for this fund was $777,054,686.80 at October 31, 2000. For services provided to this fund, the fund's manager, Enterprise Capital, pays to Bernstein LLC a sub-advisory fee equal to: 0.40 of 1% per year for assets under management up to $10,000,000; 0.30 of 1% per year for the next $40,000,000 of assets under management; 0.20 of 1% per year for the next $50,000,000 of assets under management; and 0.10 of 1% per year for assets under management in excess of $100,000,000. Bernstein LLC has not agreed to waive or reduce its fees.

ASAF Sanford Bernstein Managed Index 500 Fund and AST Sanford Bernstein Managed Index 500 Fund

     Bernstein LLC is the sole sub-adviser for each of the ASAF Sanford Bernstein Managed Index 500 Fund of American Skandia Advisor Funds, Inc. and the AST Sanford Bernstein Managed Index 500 Portfolio of American Skandia Trust. Shares of the AST Sanford Bernstein Managed Index 500 Portfolio may be purchased only by separate accounts of certain participating insurance companies or by qualified plans. The approximate value of the portfolio managed by Bernstein LLC for each of the ASAF Sanford Bernstein Managed Index 500 Fund and the AST Sanford Bernstein Managed Index 500 Portfolio was $83,151,349.47 and $739,497,802.89, respectively, at October 31, 2000. For services provided to these funds, Bernstein LLC is paid a sub-advisory fee at an annual rate equal to the following percentages of the combined average daily net assets of the ASAF Sanford Bernstein Managed Index 500 Fund and the AST Sanford Bernstein Managed Index 500 Portfolio: 0.1533% of the portion of the combined average daily net assets not in excess of $300 million; plus 0.10% of the portion of the combined average daily net assets in excess of $300 million. Notwithstanding the foregoing, the following annual rate applies for each day that the combined average daily net assets are not in excess of $300 million: 0.40% of the first $10 million of combined average daily net assets; plus 0.30% on the next $40 million of combined average daily net assets; plus 0.20% on the next $50 million of combined average daily net assets; plus 0.10% on the next $200 million of combined average daily net assets. Bernstein LLC has not agreed to waive or reduce its fees.

                                       B-1